Summary

1.	Rada Electronic Industries Ltd. (“RADA” or “we”) is an Israeli based defense electronics contractor specializing in the development, manufacture, marketing and sales of military avionics systems for manned and unmanned aircraft, inertial navigation systems for air and land platforms and tactical land radars for force and border protection applications.

2.	We develop, manufacture and sell defense electronics including, avionics solutions (including avionics for unmanned aerial vehicles), airborne data/video recording and management systems, inertial navigation systems and tactical land radars for defense forces and border protection systems. In addition, we continue to sell and support our legacy commercial aviation products and services, mainly through our Chinese subsidiary.

3.	RADA is concerned about human rights violations including forced labor, human trafficking and child labor occurring anywhere in the world, as well as the role that armed conflicts play in causing extreme violence across the Democratic Republic of the Congo and its adjoining countries (“the Covered Countries”).

4.	RADA fully supports the goals and objectives the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Act”) , which aims to ultimately prevent the use of certain “Conflict Minerals” that directly or indirectly finance or benefit armed groups in the Covered Countries.

5.	“Conflict minerals” are defined as cassiterite, columbite-tantalite, gold, wolframite, and their derivatives, which are limited to tin, tantalum, tungsten, and gold (“3TG”) for the purposes of this assessment. At this point in time, in spite of actions and measures taken, as described herein, RADA cannot determine all the sources of the 3TG minerals used in its products.

Page 1 of 22 Pages	30 May 2017

Part I – Due Diligence

RADA adopted the OECD Due Diligence Guidelines for responsible supply chain of minerals from Conflict –Affected and High-Risk Area, to determine Reasonable Country of Origin Inquiry (RCOI).

Due Diligence Measures performed

Management Commitment

Our Conflict Minerals team assigned in 2013 has taken the following measures:

a.	Reaffirm the Conflict Mineral Policy, supporting the goal and objectives of the Act, and communicated it in its internet site and to its suppliers. Our policy can be accessed at: http://www.rada.com/corp/policies/2-info/108-conflict-minerals-policy.html.

The policy emphasis RADA commitment to the control of the conflict minerals, include measures to be taken against suppliers that fail to report properly.

b.	Monitor the action and progress of the program.

Conflict Minerals Control program

a.	The conflict minerals control team consist of:

1.	Director, Quality Management – Team Leader

2.	Controller - Team Member

3.	Senior Buyer – Team member

4.	Components Engineer – Team Member

b.	Program steps and status:

No.	Activity	Status	Notes

1.	Communicate to manufacturers their requirement to report the status of 3TG minerals usage in their products.	Letter and Report example was sent to manufacturers

2.	Risk Analysis	We have analyzed the supply chain tiers, identifying the potential high risk manufacturers. (“High risk” means that they have not provided the required data, or have provided erroneous information.)	Repeated requests were sent to the “high risk” manufacturers.

3.	Gather and analyze information	Data received from manufacturers in form of EICC CMRT Excel reports was analyzed and accumulated into the Conflict Minerals Report (“CMR”).	About 75% of the manufacturers provided the data in an analyzable format. Others have sent only policy and oral declarations.

Page 2 of 22 Pages	30 May 2017

4.	Study and updates	1.	RADA is a member in the ‘Israeli Users Association of Advanced Technologies in Hi-Tec Integrated Systems’ (ILTAM) work group on the subject.

		2.	Attend Seminars and Webinars on the subject

5.	Outsource the analysis and the CMR to outside professional parties.	Received quotation from 3 potential parties		We improved the responsiveness of manufacturers to our inquiry, which means we no longer need to pursue the outsourcing option.

6.	May 2017 Report

Results of due Diligence Measures

Based on an internal assessment and information provided by components manufacturers, RADA identified 190 suppliers who provided components likely to incorporate 3TG necessary to the functionality of our products that use 3TG minerals (the “3TG Suppliers”).

This Report reflects valid responses from 150 of the 190 3TG Suppliers, a majority also in respect of the consideration paid by RADA to the 3TG Suppliers.

Out of these 150 manufacturers, 145 have provided analyzable reports in the form of EICC CMRT. Others have provided oral and policy statements only.

Based on the information provided by our suppliers and information otherwise obtained through the due diligence process, RADA has reasonably identifies 760 facilities that may have been used to process the 3TG minerals in our products in 2016.

Analyzing the information described above and based on information received through the CFSP, equivalent independent third-party audit programs or otherwise obtained through the due diligence process, RADA identified the country of 694 facilities.

3TG minerals’ facilities and their countries of origin are in listed in Annex I.

We do not have sufficient information to determine the country of origin of all of the 3TG minerals we use to in our products and thus are unable to determine whether any of the 3TG minerals originated in the Covered Countries and, if so, whether the 3TG minerals were from recycled or scrap sources, financed conflict in the Covered Countries or did not finance conflict in the Covered Countries. Therefore, as explained, we have not been able to identify all of the facilities from which our 3TG Suppliers sourced the 3TG minerals.

Future Steps

We will continue to evaluate potential areas within the business to improve our process to mitigate risks associated with 3TG minerals from Covered Countries.

Page 3 of 22 Pages	30 May 2017

Part II Product Description

RADA Electronic Industries Ltd is an electronic equipment manufacturer. As such, the 3TG conflict minerals are necessary to the functionality of its products:

●	Tin is used for electronic components soldering.

●	Tantalum is used in various capacitors.

●	Tungsten Was not used in RADA products on 2016.

●	Gold is used for internal wiring in components, as coating in Printed Wiring Boards (PWB’s) and mechanical parts.

Page 4 of 22 Pages	30 May 2017

Cautionary Statement about Forward-Looking Statements

Statements in this Conflict Minerals Report, which express a belief, expectation or intention, as well as those that are not historical fact, are forward-looking statements, including statements related to our compliance efforts and expected actions. These forward-looking statements are subject to various risks, uncertainties and assumptions, including, among other things, our customers’ requirements to use certain suppliers, our suppliers’ responsiveness and cooperation with our due diligence efforts, our ability to implement improvements in our conflict minerals program and our ability to identify and mitigate related risks in our supply chain. If one or more of these or other risks materialize, actual results may vary materially from those expressed. For a more complete discussion of these and other risk factors, see our other filings with the Securities and Exchange Commission, including our Annual Report on Form 20-F for the year ended December 31, 2016. We caution that undue reliance should not be placed on these forward-looking statements, which speak only as of the date of this report, and we undertake no obligation to update or revise any forward-looking statement, except to the extent required by applicable law.

Annex I

Metal (*)	Smelter Name (*)	Smelter Country (*)

Gold	Advanced Chemical Company	UNITED STATES OF AMERICA

Gold	Aida Chemical Industries Co., Ltd.	JAPAN

Gold	Aktyubinsk Copper Company TOO	KAZAKHSTAN

Gold	Allgemeine Gold-und Silberscheideanstalt A.G.	GERMANY

Gold	Almalyk Mining and Metallurgical Complex (AMMC)	UZBEKISTAN

Gold	AngloGold Ashanti Córrego do Sítio Mineração	BRAZIL

Gold	Argor-Heraeus S.A.	SWITZERLAND

Gold	Asahi Pretec Corp.	JAPAN

Gold	Asaka Riken Co., Ltd.	JAPAN

Gold	Atasay Kuyumculuk Sanayi Ve Ticaret A.S.	TURKEY

Gold	Alpha Metals Korea	Unknown

Gold	Aurubis AG	GERMANY

Gold	Baiyin Nonferrous Group Co.,Ltd	CHINA

Gold	Bangko Sentral ng Pilipinas (Central Bank of the Philippines)	PHILIPPINES

Gold	Bauer Walser AG	GERMANY

Gold	Boliden AB	SWEDEN

Gold	C. Hafner GmbH + Co. KG	GERMANY

Gold	Caridad	MEXICO

Gold	CCR Refinery - Glencore Canada Corporation	CANADA

Gold	Cendres + Métaux S.A.	SWITZERLAND

Gold	Yunnan Copper Industry Co., Ltd.	CHINA

Gold	B.R.Industries	INDIA

Page 5 of 22 Pages	30 May 2017

Metal (*)	Smelter Name (*)	Smelter Country (*)

Gold	Changsanjiao Elc.	CHINA

Gold	Chimet S.p.A.	ITALY

Gold	China National Gold Group Corporation	CHINA

Gold	Chugai Mining	JAPAN

Gold	Codelco	CHILE

Gold	Colt Refining	Unknown

Gold	CORE PMG	GERMANY

Gold	Daejin Indus Co., Ltd.	KOREA (REPUBLIC OF)

Gold	DaeryongENC	Unknown

Gold	Daye Non-Ferrous Metals Mining Ltd.	CHINA

Gold	Deep Rich Material Technology Co., Ltd.	CHINA

Gold	DSC (Do Sung Corporation)	KOREA (REPUBLIC OF)

Gold	DODUCO GmbH	GERMANY

Gold	Dongguan Cameroon Chemical Materials Co., Ltd	CHINA

Gold	Dongguan City up another metal copper processing plant	CHINA

Gold	Dongguan Standard Electronic Material.Co.,Ltd	CHINA

Gold	Dongguanshi Sutande Dianzi cailiao Co.,Ltd.	CHINA

Gold	Dong-Wo Co., Ltd.	CHINA

Gold	Dowa	JAPAN

Gold	Dujinshui zhihuan fanying	CHINA

Gold	Eco-System Recycling Co., Ltd.	JAPAN

Gold	Feinhutte Halsbrucke GmbH	GERMANY

Gold	OJSC Novosibirsk Refinery	RUSSIAN FEDERATION

Gold	Gansu Seemine Material Hi-Tech Co., Ltd.	CHINA

Gold	Gansu-based Baiyin Nonferrous Metals Corporation (BNMC)	CHINA

Gold	Gejiu Yunxi Croup Corp	CHINA

Gold	gong an ju	CHINA

Gold	guang dong jin xian gao xin cai liao gong si	CHINA

Gold	GUANGDONG HUA JIAN TRADE DO.,LTD	CHINA

Gold	Guangdong macro jin precious metal smelting plant	CHINA

Gold	Guangzhou King’s high-tech materials	CHINA

Gold	Guixi Smelter	CHINA

Gold	Guoda Safina High-Tech Environmental Refinery Co., Ltd.	CHINA

Gold	Hang Seng Technology	CHINA

Gold	Hangzhou Fuchunjiang Smelting Co., Ltd.	CHINA

Gold	Hanhua jinshu	CHINA

Gold	Heimerle + Meule GmbH	GERMANY

Gold	Hawkins Inc	Unknown

Gold	henan middle plain gold smelter	CHINA

Gold	Henan Province Sanmenxia City Gold Smelter	CHINA

Gold	Heraeus Ltd. Hong Kong	CHINA

Gold	Heraeus Precious Metals GmbH & Co. KG	GERMANY

Gold	Gold Refinery of Guangdong Gaoyao Hetai Gold Mine	CHINA

Page 6 of 22 Pages	30 May 2017

Metal (*)	Smelter Name (*)	Smelter Country (*)

Gold	Heraeus Incorporated	UNITED STATES

Gold	Hunan Chenzhou Mining Co., Ltd.	CHINA

Gold	HwaSeong CJ Co., Ltd.	KOREA (REPUBLIC OF)

Gold	Inner Mongolia Qiankun Gold and Silver Refinery Share Co., Ltd.	CHINA

Gold	Ishifuku Metal Industry Co., Ltd.	JAPAN

Gold	ISLAND GOLD REFINERY	CHINA

Gold	Istanbul Gold Refinery	TURKEY

Gold	Japan Mint	JAPAN

Gold	Jiangxi Copper Co., Ltd.	CHINA

Gold	Jin Jinyin refining company limited	CHINA

Gold	jinlong copper C0.,LTD	CHINA

Gold	Asahi Refining USA Inc.	UNITED STATES OF AMERICA

Gold	Asahi Refining Canada Ltd.	CANADA

Gold	JSC Ekaterinburg Non-Ferrous Metal Processing Plant	RUSSIAN FEDERATION

Gold	JSC Uralelectromed	RUSSIAN FEDERATION

Gold	JX Nippon Mining & Metals Co., Ltd.	JAPAN

Gold	Kazakhmys Smelting LLC	KAZAKHSTAN

Gold	Kazzinc	KAZAKHSTAN

Gold	Kennecott Utah Copper LLC	UNITED STATES OF AMERICA

Gold	Kojima Chemicals Co., Ltd.	JAPAN

Gold	Korea Metal Co., Ltd.	KOREA, REPUBLIC OF

Gold	Kosak Seiren	JAPAN

Gold	Kyrgyzaltyn JSC	KYRGYZSTAN

Gold	L’azurde Company For Jewelry	SAUDI ARABIA

Gold	Lingbao Gold Co., Ltd.	CHINA

Gold	Lingbao Jinyuan Tonghui Refinery Co., Ltd.	CHINA

Gold	LS-NIKKO Copper Inc.	KOREA (REPUBLIC OF)

Gold	Luoyang Zijin Yinhui Gold Refinery Co., Ltd.	CHINA

Gold	Materion	UNITED STATES OF AMERICA

Gold	Matsuda Sangyo Co., Ltd.	JAPAN

Gold	Metallic Resources Inc	Unknown

Gold	Metalor Technologies (Suzhou) Ltd.	CHINA

Gold	Metalor Technologies (Hong Kong) Ltd.	CHINA

Gold	Metalor Technologies (Singapore) Pte., Ltd.	SINGAPORE

Gold	Metalor Technologies S.A.	SWITZERLAND

Gold	Metalor USA Refining Corporation	UNITED STATES OF AMERICA

Gold	Metalúrgica Met-Mex Peñoles S.A. De C.V.	MEXICO

Gold	Mitsubishi Materials Corporation	JAPAN

Gold	Mitsui Mining and Smelting Co., Ltd.	JAPAN

Gold	Moscow Special Alloys Processing Plant	RUSSIAN FEDERATION

Gold	Nadir Metal Rafineri San. Ve Tic. A.Ş.	TURKEY

Gold	NANCHUANGSHENGHUA NON-FERROUS MEATAL ALLOY FACTORY	CHINA

Gold	Navoi Mining and Metallurgical Combinat	UZBEKISTAN

Gold	Nihon Superior Co., Ltd.	JAPAN

Gold	Nihon Material Co., Ltd.	JAPAN

Gold	NORSUN CIRCUITED ENTERPRISE CO., LTD	CHINA

Page 7 of 22 Pages	30 May 2017

Metal (*)	Smelter Name (*)	Smelter Country (*)

Gold	Nyrstar Metal	AUSTRALIA

Gold	Elemetal Refining, LLC	UNITED STATES OF AMERICA

Gold	Ohura Precious Metal Industry Co., Ltd.	JAPAN

Gold	OJSC “The Gulidov Krasnoyarsk Non-Ferrous Metals Plant” (OJSC Krastsvetmet)	RUSSIAN FEDERATION

Gold	OJSC Kolyma Refinery	RUSSIAN FEDERATION

Gold	PAMP S.A.	SWITZERLAND

Gold	Penglai Penggang Gold Industry Co., Ltd.	CHINA

Gold	Pogo Gold Mining	Unknown

Gold	Prioksky Plant of Non-Ferrous Metals	RUSSIAN FEDERATION

Gold	PT Aneka Tambang (Persero) Tbk	INDONESIA

Gold	PX Précinox S.A.	SWITZERLAND

Gold	Rand Refinery (Pty) Ltd.	SOUTH AFRICA

Gold	Realized the enterprise co., ltd.	CHINA

Gold	Royal Canadian Mint	CANADA

Gold	rui sheng	INDONESIA

Gold	Sabin Metal Corp.	UNITED STATES OF AMERICA

Gold	Samduck Precious Metals	KOREA (REPUBLIC OF)

Gold	Samhwa non-ferrorus Metal ind.co.ltd	Unknown

Gold	Samwon Metals Corp.	KOREA (REPUBLIC OF)

Gold	Sanmenxia Lingbao Jinyuan Mining Co., Ltd.	CHINA

Gold	Schone Edelmetaal B.V.	NETHERLANDS

Gold	SEMPSA Joyería Platería S.A.	SPAIN

Gold	Shan Dong Huangjin	CHINA

Gold	Shan Tou Shi Yong Yuan Jin Shu Zai Sheng Co. Ltd.	CHINA

Gold	Shandon Jin Jinyin Refining Limited	CHINA

Gold	Shandong GUODA gold CO.,LTD.	CHINA

Gold	Shandong Hengbang Smelter Co.,ltd	CHINA

Gold	Shandong Jun Mai Fu	CHINA

Gold	Shandong penglai gold smelter	CHINA

Gold	Shandong Tiancheng Biological Gold Industrial Co., Ltd.	CHINA

Gold	Shandong Zhaojin Gold & Silver Refinery Co., Ltd.	CHINA

Gold	ShangHai YueQiang Metal Products Co., LTD	CHINA

Gold	Shenzhen Fu Chun Company	CHINA

Gold	SHENZHEN FUJUN MATERIAL TECHNOLOGY CO,LTD	CHINA

Gold	Shenzhen Heng Zhong Industry Co.,Ltd.	CHINA

Gold	SHENZHEN KURIL METAL COMPANY	CHINA

Gold	Sichuan Tianze Precious Metals Co., Ltd.	CHINA

Gold	China Sino-Platinum Metals Co.,Ltd	CHINA

Gold	So Accurate Group, Inc.	UNITED STATES OF AMERICA

Gold	SOE Shyolkovsky Factory of Secondary Precious Metals	RUSSIAN FEDERATION

Gold	Solar Applied Materials Technology Corp.	TAIWAN, PROVINCE OF CHINA

Gold	Stender Electronic Materials Co., Ltd.	CHINA

Gold	Sumitomo Metal Mining Co., Ltd.	JAPAN

Page 8 of 22 Pages	30 May 2017

Metal (*)	Smelter Name (*)	Smelter Country (*)

Gold	Suntain	Unknown

Gold	Super Dragon Technology Co., Ltd	CHINA

Gold	Suzhou University Special Chemical Reagent Industry Co.	CHINA

Gold	Tai zhou chang san Jiao electron Co.,Ltd	CHINA

Gold	Taicang City Nancang Metal Material Co.,Ltd	CHINA

Gold	Tai’zhou City Yangtze River Delta Electron Ltd.	CHINA

Gold	Taizhou Delta Eectronics Co., Ltd.	CHINA

Gold	TAIZHOU MAYOR RIVER ELECTRON LIMITED COMPANY.	CHINA

Gold	Tanaka Kikinzoku Kogyo K.K.	JAPAN

Gold	Great Wall Precious Metals Co., Ltd. of CBPM	CHINA

Gold	The Refinery of Shandong Gold Mining Co., Ltd.	CHINA

Gold	Tokuriki Honten Co., Ltd.	JAPAN

Gold	Tong Ling Jin Dian electrical technology CO. LTD.	CHINA

Gold	HUANGGANG CITY TONGDING METALLIC MATERIAL CO.LTD	CHINA

Gold	Tongling Nonferrous Metals Group Co., Ltd.	CHINA

Gold	Torecom	KOREA (REPUBLIC OF)

Gold	Umicore Brasil Ltda.	BRAZIL

Gold	Umicore S.A. Business Unit Precious Metals Refining	BELGIUM

Gold	Uniforce Metal Industrial Corp.	HONG KONG

Gold	United Precious Metal Refining, Inc.	UNITED STATES OF AMERICA

Gold	Valcambi S.A.	SWITZERLAND

Gold	Viagra Di precious metals (Zhaoyuan) Co., Ltd.	CHINA

Gold	WAM Technologies Taiwan Co.,Ltd.	Unknown

Gold	WANG TING	HONG KONG

Gold	Western Australian Mint trading as The Perth Mint	AUSTRALIA

Gold	Worldtop	Unknown

Gold	Wuxi Middle Treasure Materials	CHINA

Gold	wuxi yunxi	CHINA

Gold	Wuzhong Group	CHINA

Gold	Xiamen JInbo Metal Co., Ltd.	CHINA

Gold	Yamamoto Precious Metal Co., Ltd.	JAPAN

Gold	Yamato Denki Ind. Co., Ltd.	JAPAN

Gold	Yokohama Metal Co., Ltd.	JAPAN

Gold	Yuh-Cheng Material Corporation	CHINA

Gold	Zhaojun Maifu	CHINA

Gold	Zhaoyuan Li Fu Industrial	CHINA

Gold	ZHAOYUAN LIFUSHIYE Co., Ltd	CHINA

Gold	Zhe Jiang Guang Yuan Noble Metal Smelting Factory	CHINA

Gold	Zhongkuang Gold Industry Co., Ltd.	CHINA

Gold	Zhongshan poison material monopoly company	CHINA

Page 9 of 22 Pages	30 May 2017

Metal (*)	Smelter Name (*)	Smelter Country (*)

Gold	Zhongyuan Gold Smelter of Zhongjin Gold Corporation	CHINA

Gold	Monopoly Ltd. Zhuhai toxic materials	CHINA

Gold	Zijin Mining Group Co., Ltd. Gold Refinery	CHINA

Gold	Degussa	GERMANY

Gold	Morris and Watson	NEW ZEALAND

Gold	SAFINA A.S.	CZECH REPUBLIC

Gold	Guangdong Jinding Gold Limited	CHINA

Gold	Umicore Precious Metals Thailand	THAILAND

Gold	London Bullion Market Association	UNITED STATES

Gold	Faggi Enrico S.p.A.	ITALY

Gold	Lee Iken	SWITZERLAND

Gold	lianqi plating Ltd	Unknown

Gold	LiBaoJia	CHINA

Gold	Shanghai Jinsha Shiye Co.,Ltd.	CHINA

Gold	Shi Fu Metal Industrial	JAPAN

Gold	Geib Refining Corporation	UNITED STATES OF AMERICA

Gold	MMTC-PAMP India Pvt., Ltd.	INDIA

Gold	Republic Metals Corporation	UNITED STATES OF AMERICA

Gold	KGHM Polska Miedź Spółka Akcyjna	POLAND

Gold	Fidelity Printers and Refiners Ltd.	ZIMBABWE

Gold	Singway Technology Co., Ltd.	TAIWAN, PROVINCE OF CHINA

Gold	Henan Yuguang Gold & Lead Co., Ltd.	CHINA

Gold	Shenzhen Zhonghenglong Real Industry Co., Ltd.	CHINA

Gold	Yantai Zhaojin Lifu	CHINA

Gold	Al Etihad Gold Refinery DMCC	UNITED ARAB EMIRATES

Gold	Emirates Gold DMCC	UNITED ARAB EMIRATES

Gold	Kaloti Precious Metals	UNITED ARAB EMIRATES

Gold	Sudan Gold Refinery	SUDAN

Gold	T.C.A S.p.A	ITALY

Gold	PRECIOUS METAL SALES CORP.	Unknown

Gold	Remondis Argentia B.V.	NETHERLANDS

Gold	Tony Goetz NV	BELGIUM

Gold	House of Currency of Brazil (Casa da Moeda do Brazil)	BRAZIL

Gold	Korea Zinc Co., Ltd.	KOREA (REPUBLIC OF)

Gold	TOO Tau-Ken-Altyn	KAZAKHSTAN

Gold	Engelhard London	Unknown

Gold	Abington Reldan Metals, LLC	Unknown

Gold	Atotech	GERMANY

Gold	Kai Unita Trade Limited Liability Company	CHINA

Gold	Schloetter Co Ltd	GERMANY

Gold	Chernan Technology co., ltd	CHINA

Gold	Heraeus Precious Metals North America	UNITED STATES

Gold	SuZhou ShenChuang recycling Ltd.	CHINA

Gold	Tsai Brother industries	Unknown

Gold	SAAMP	FRANCE

Gold	SAXONIA Edelmetalle GmbH	GERMANY

Gold	WIELAND Edelmetalle GmbH	GERMANY

Gold	Ögussa Österreichische Gold- und Silber-Scheideanstalt GmbH	AUSTRIA

Gold	Inovan GmbH & Co.KG	GERMANY

Page 10 of 22 Pages	30 May 2017

Metal (*)	Smelter Name (*)	Smelter Country (*)

Gold	Metahub Industries Sdn. Bhd.	MALAYSIA

Gold	AU Traders and Refiners	SOUTH AFRICA

Gold	AURA-II	UNITED STATES OF AMERICA

Gold	Gujarat Gold Centre	INDIA

Gold	Sai Refinery	INDIA

Gold	Universal Precious Metals Refining Zambia	ZAMBIA

Gold	Modeltech Sdn Bhd	MALAYSIA

Gold	Bangalore Refinery	INDIA

Gold	Kyshtym Copper-Electrolytic Plant ZAO	RUSSIAN FEDERATION

Gold	Baiyin Nonferrous Gropu Co., LTD	CHINA

Gold	BALORE REFINERSGA	INDIA

Gold	Bangalore Refinary	INDIA

Gold	BANGALORE REFINERY P	INDIA

Gold	Bangalore Refinery Pvt Ltd	INDIA

Gold	Boliden Harjavalta	FINLAND

Gold	China Gold Deal Investment Co., Ltd.	CHINA

Gold	China Golddeal	CHINA

Gold	Danyang Huaxing Metal Material Co. Ltd	CHINA

Gold	ECHEMI ENTERPRISE CORP.	CHINA

Gold	electro metals	Unknown

Gold	ENTHONE OMI	Unknown

Gold	ERCEI	FRANCE

Gold	Feinhütte Halsbrücke GmbH	GERMANY

Gold	Heesung Catalysts	Unknown

Gold	Heimerdinger	GERMANY

Gold	HON HAI PRECISION IN	Unknown

Gold	Hutti Gold Mines Co.	INDIA

Gold	inovan gmbh	GERMANY

Gold	Jinchang	TAIWAN

Gold	K.A Rasmussen as	NORWAY

Gold	K.A.Rasmussen as	NORWAY

Gold	Mead Metals	UNITED STATES

Gold	Mead Metals	Unknown

Gold	Metalor Technologies (Hong Kong) Ltd	HONG KONG

Gold	MPF	FRANCE

Gold	Samwon Metal	KOREA, REPUBLIC OF

Gold	Sanmenxia HengSheng	CHINA

Gold	SANMENXIA HENGSHENG SCIENCE AND TECHNOLOGY R&D CO.,LTD	CHINA

Gold	Sanmenxia HengSheng Science Technology R&D CO.LTD	CHINA

Gold	Shandong Yanggu Xiangguang Co. Ltd.	CHINA

Gold	Shanghai Gold Exchan	CHINA

Gold	Shanghai Gold Exchange	CHINA

Gold	Suzhou xingrui	CHINA

Page 11 of 22 Pages	30 May 2017

Metal (*)	Smelter Name (*)	Smelter Country (*)

Gold	TECHNIC INC.	UNITED STATES

Gold	TECHNIC INC.	Unknown

Gold	The Hutti Gold Mines Company	INDIA

Gold	Unknown	Unknown

Gold	Uyemura	UNITED STATES

Gold	Uyemura	Unknown

Gold	W.C. Heraeus GmbH	GERMANY

Gold	WATANABE ELECTRIC	JAPAN

Gold	Xstrata Canada Corpo	CANADA

Gold	Yantai Guodasafina High-tech Environmental Refinery CO., Ltd.	CHINA

Gold	Yantai Zhaojin Kanfort Precious Metals Incorporated Company	CHINA

Gold	Yunnan Metallurgical	CHINA

Gold	zhaojinjinyinyelian	CHINA

Gold	Zhongkuang Gold Industry Co., Ltd	CHINA

Gold	株式会社日本アレフ	CHINA

Gold	河台金矿	CHINA

Gold	AGoSI	GERMANY

Gold	Aktyubinsk Copper Company TOO	RUSSIAN FEDERATION

Gold	Bangalore Refinery Pvt. Ltd	INDIA

Tantalum	ALMT	CHINA

Tantalum	ANHUI HERRMAN IMPEX CO.	CHINA

Tantalum	Changsha South Tantalum Niobium Co., Ltd.	CHINA

Tantalum	Conghua Tantalum and Niobium Smeltry	CHINA

Tantalum	Alpha Metals	Unknown

Tantalum	Duoluoshan	CHINA

Tantalum	Exotech Inc.	UNITED STATES OF AMERICA

Tantalum	F&X Electro-Materials Ltd.	CHINA

Tantalum	B. AIZU, JAPAN (OCTOBER 13, 2010)	JAPAN

Tantalum	Guangdong Zhiyuan New Material Co., Ltd.	CHINA

Tantalum	H.C. Starck Group	GERMANY

Tantalum	Hi-Temp Specialty Metals, Inc.	UNITED STATES OF AMERICA

Tantalum	JiuJiang JinXin Nonferrous Metals Co., Ltd.	CHINA

Tantalum	Jiujiang Tanbre Co., Ltd.	CHINA

Tantalum	Kennametal inc	Unknown

Tantalum	King-Tan Tantalum Industry Ltd.	CHINA

Tantalum	LSM Brasil S.A.	BRAZIL

Tantalum	Metallurgical Products India Pvt., Ltd.	INDIA

Tantalum	Mitsui Mining & Smelting	JAPAN

Tantalum	Molycorp Silmet A.S.	ESTONIA

Tantalum	Ningxia Orient Tantalum Industry Co., Ltd.	CHINA

Tantalum	Plansee	AUSTRIA

Tantalum	QuantumClean	UNITED STATES OF AMERICA

Tantalum	RFH Tantalum Smeltry Co., Ltd.	CHINA

Tantalum	Shanghai Jiangxi Metals Co. Ltd	CHINA

Tantalum	Solikamsk Magnesium Works OAO	RUSSIAN FEDERATION

Tantalum	Taki Chemical Co., Ltd.	JAPAN

Tantalum	Tantalite Resources	SOUTH AFRICA

Page 12 of 22 Pages	30 May 2017

Metal (*)	Smelter Name (*)	Smelter Country (*)

Tantalum	Telex Metals	UNITED STATES OF AMERICA

Tantalum	Ulba Metallurgical Plant JSC	KAZAKHSTAN

Tantalum	Zhuzhou Cemented Carbide Group Co., Ltd.	CHINA

Tantalum	Yichun Jin Yang Rare Metal Co., Ltd.	CHINA

Tantalum	Hengyang King Xing Lifeng New Materials Co., Ltd.	CHINA

Tantalum	Guizhou Zhenhua Xinyun Technology Ltd., Kaili branch	CHINA

Tantalum	D Block Metals, LLC	UNITED STATES OF AMERICA

Tantalum	FIR Metals & Resource Ltd.	CHINA

Tantalum	Jiujiang Zhongao Tantalum & Niobium Co., Ltd.	CHINA

Tantalum	XinXing HaoRong Electronic Material Co., Ltd.	CHINA

Tantalum	Jiangxi Dinghai Tantalum & Niobium Co., Ltd.	CHINA

Tantalum	KEMET Blue Metals	MEXICO

Tantalum	Plansee SE Liezen	AUSTRIA

Tantalum	H.C. Starck Co., Ltd.	THAILAND

Tantalum	H.C. Starck GmbH Goslar	GERMANY

Tantalum	H.C. Starck GmbH Laufenburg	GERMANY

Tantalum	H.C. Starck Hermsdorf GmbH	GERMANY

Tantalum	H.C. Starck Inc.	UNITED STATES OF AMERICA

Tantalum	H.C. Starck Ltd.	JAPAN

Tantalum	H.C. Starck Smelting GmbH & Co. KG	GERMANY

Tantalum	Plansee SE Reutte	AUSTRIA

Tantalum	Global Advanced Metals Boyertown	UNITED STATES OF AMERICA

Tantalum	Global Advanced Metals Aizu	JAPAN

Tantalum	KEMET Blue Powder	UNITED STATES OF AMERICA

Tantalum	Tranzact, Inc.	UNITED STATES OF AMERICA

Tantalum	E.S.R. Electronics	UNITED STATES OF AMERICA

Tantalum	AMG (Advanced Metallurgical Group)	BRAZIL

Tantalum	Jiangxi Tuohong New Raw Material	CHINA

Tantalum	Power Resources Ltd.	MACEDONIA (THE FORMER YUGOSLAV REPUBLIC OF)

Tantalum	Advanced Metallurgical Group N.V. (AMG)	UNITED STATES

Tantalum	AGL	Unknown

Tantalum	Avon Specialty Metals Ltd	UNITED KINGDOM

Tantalum	BÖHLER Schmiedetechn	AUSTRIA

Tantalum	Designed Alloys	Unknown

Tantalum	ganzhou grand sea w & mo group co ltd	CHINA

Tantalum	Guixi smelting plant	CHINA

Tantalum	Jade-Sterling	Unknown

Tantalum	Kennametal inc	UNITED STATES

Tantalum	KME Germany GmbH & Co. KG	GERMANY

Tantalum	Ningxia Non-ferrous Metal Smeltery	CHINA

Tantalum	PM Kalco Inc	Unknown

Tantalum	SANDVIK HARD MAT.	FRANCE

Tantalum	Yao gang xian mining	CHINA

Tantalum	GTP Corp.	UNITED STATES

Tantalum	WBH AG	AUSTRIA

Tin	Ami Bridge Enterprise Co., Ltd.	CHINA

Page 13 of 22 Pages	30 May 2017

Metal (*)	Smelter Name (*)	Smelter Country (*)

Tin	an chen	CHINA

Tin	Assaf Conductors Ltd.	Unknown

Tin	Best Metais e Soldas S.A.	BRAZIL

Tin	Brinkmann Chemie AG	GERMANY

Tin	CFC Cooperativa dos Fundidores de Cassiterita da Amazônia Ltda.	BRAZIL

Tin	Chenzhou Yunxiang Mining and Metallurgy Co., Ltd.	CHINA

Tin	China Huaxi Group Nandan	CHINA

Tin	Jiangxi Ketai Advanced Material Co., Ltd.	CHINA

Tin	CNMC (Guangxi) PGMA Co., Ltd.	CHINA

Tin	Cooperativa Metalurgica de Rondônia Ltda.	BRAZIL

Tin	CV Duta Putra Bangka	INDONESIA

Tin	CV Gita Pesona	INDONESIA

Tin	PT Justindo	INDONESIA

Tin	CV Makmur Jaya	INDONESIA

Tin	PT Aries Kencana Sejahtera	INDONESIA

Tin	CV Serumpun Sebalai	INDONESIA

Tin	CV United Smelting	INDONESIA

Tin	DAE CHANG IND CO LTD	Unknown

Tin	Dae Kil	Unknown

Tin	Dongguan City up another metal copper processing plant1	CHINA

Tin	Dongguan lason metel materials co,.ltd	CHINA

Tin	Dongguan Yuecheng metal materials Co., Ltd.	CHINA

Tin	dongrong	CHINA

Tin	EM Vinto	BOLIVIA (PLURINATIONAL STATE OF)

Tin	Estanho de Rondônia S.A.	BRAZIL

Tin	E-tech Philippines	PHILIPPINES

Tin	Feinhtte Halsbrcke GmbH	GERMANY

Tin	Fenix Metals	POLAND

Tin	Fuji Metal Mining	JAPAN

Tin	Gannan Tin Smelter	CHINA

Tin	Gejiu Non-Ferrous Metal Processing Co., Ltd.	CHINA

Tin	GEJIU GOLD SMELTER MINERALS CO.,LTD	CHINA

Tin	GeJiuShi in yunnan tin co., LTD	CHINA

Tin	Ge Jiu Lian Chang	CHINA

Tin	Gejiu Yunxi Group Corp.	CHINA

Tin	Gejiu Zili Mining And Metallurgy Co., Ltd.	CHINA

Tin	GEM TERMINAL IND.CO.,LTD	CHINA

Tin	Gold Bell Group	CHINA

Tin	Gomat-e-K.	JAPAN

Tin	Grik Perak Malaysia	MALAYSIA

Tin	Guang Xi Hua Xi Corp	CHINA

Tin	Guang zhou hong wuxi products limited	CHINA

Tin	Guangxi huaxi group co., LTD	CHINA

Tin	Guangxi Jin Lian	CHINA

Tin	Guangxi Nonferrous Metals Group ( Hechi Xinhua smelting limited company	CHINA

Page 14 of 22 Pages	30 May 2017

Metal (*)	Smelter Name (*)	Smelter Country (*)

Tin	Guangxi Zhongshan Jin Yi Smelting Co., Ltd	CHINA

Tin	GUANGZHOU PACIFIC TINPLATE CO,.LTD.	CHINA

Tin	Hai Yuxin Xi Zhuhai Co., Ltd.	CHINA

Tin	HANDOK	Unknown

Tin	HeChi Metallurgical Chemical factory	CHINA

Tin	High-Power Surface Technology	CHINA

Tin	Huichang Jinshunda Tin Co., Ltd.	CHINA

Tin	Hunan Xianghualing tin	CHINA

Tin	JAU JANQ ENTERPRISE CO., LTD.	Unknown

Tin	JiangXi JiaWang	CHINA

Tin	Jiangxi Jinshunda	CHINA

Tin	jin yi group	CHINA

Tin	JinDa Metal Co., Ltd.	CHINA

Tin	JU TAI INDUSTRIAL CO.,LTD.	CHINA

Tin	Gejiu Kai Meng Industry and Trade LLC	CHINA

Tin	KU PING ENTERPRISE CO., LTD.	CHINA

Tin	Kunshan into the solder manufacturing co., LTD	CHINA

Tin	Kunshan Shing Lee Solder manufactureing co.Ltd	CHINA

Tin	Kunshan Xin Ding metal material Limited company	CHINA

Tin	Kunshan xiubo	CHINA

Tin	LI CHUN METALS CO., LTD.	Unknown

Tin	Linetech	Unknown

Tin	Lingbao Jinyuan tonghu	CHINA

Tin	Linwu Xianggui Ore Smelting Co., Ltd.	CHINA

Tin	LiQiao plating	CHINA

Tin	China Tin Group Co., Ltd.	CHINA

Tin	Lübeck GmbH	GERMANY

Tin	Ma On Shuguang Smelting Plant	CHINA

Tin	Maanshan Dongshen electronic material factory	CHINA

Tin	Malaysia Smelting Corporation (MSC)	MALAYSIA

Tin	Materials Eco-Refining CO,.LTD	JAPAN

Tin	Meng neng	CHINA

Tin	Metallic Resources, Inc.	UNITED STATES OF AMERICA

Tin	Miller Company	Unknown

Tin	Minchali Metal industry Co. Ltd.	JAPAN

Tin	Mineração Taboca S.A.	BRAZIL

Tin	Ming Li Jia smelt	CHINA

Tin	Minmetals Ganzhou Tin Co. Ltd.	CHINA

Tin	Minsur	PERU

Tin	Mits-Tec (Shanghai) Co. Ltd.	CHINA

Tin	Nancang Metal Material Co.,Ltd	CHINA

Tin	Nankang Nanshan Tin Manufactory Co., Ltd.	CHINA

Tin	Ney Metals and Alloys	INDONESIA

Tin	NITAH	INDONESIA

Tin	Novosibirsk Processing Plant Ltd.	RUSSIAN FEDERATION

Tin	O.M. Manufacturing (Thailand) Co., Ltd.	THAILAND

Page 15 of 22 Pages	30 May 2017

Metal (*)	Smelter Name (*)	Smelter Country (*)

Tin	Old City Metals Processing Co., Ltd.	CHINA

Tin	Operaciones Metalurgical S.A.	BOLIVIA (PLURINATIONAL STATE OF)

Tin	PAN LIGHT CORP	INDONESIA

Tin	Poongsan Corporation	KOREA, REPUBLIC OF

Tin	PRIMEYOUNG METAL (ZHUHAI)IND.CO.,LTD	CHINA

Tin	PT Alam Lestari Kencana	INDONESIA

Tin	PT Artha Cipta Langgeng	INDONESIA

Tin	PT Babel Inti Perkasa	INDONESIA

Tin	PT Babel Surya Alam Lestari	INDONESIA

Tin	PT Bangka Kudai Tin	INDONESIA

Tin	Ketabang	CHINA

Tin	PT Bangka Timah Utama Sejahtera	INDONESIA

Tin	PT Bangka Tin Industry	INDONESIA

Tin	PT Belitung Industri Sejahtera	INDONESIA

Tin	PT BilliTin Makmur Lestari	INDONESIA

Tin	PT Bukit Timah	INDONESIA

Tin	PT DS Jaya Abadi	INDONESIA

Tin	PT Eunindo Usaha Mandiri	INDONESIA

Tin	PT Fang Di MulTindo	INDONESIA

Tin	PT HP Metals Indonesia	INDONESIA

Tin	PT Karimun Mining	INDONESIA

Tin	PT Koba Tin	INDONESIA

Tin	PT Mitra Stania Prima	INDONESIA

Tin	PT Panca Mega Persada	INDONESIA

Tin	PT Prima Timah Utama	INDONESIA

Tin	PT Refined Bangka Tin	INDONESIA

Tin	PT Sariwiguna Binasentosa	INDONESIA

Tin	PT Seirama Tin investment	INDONESIA

Tin	PT Stanindo Inti Perkasa	INDONESIA

Tin	PT Sumber Jaya Indah	INDONESIA

Tin	PT Supra Sukses Trinusa	INDONESIA

Tin	PT Timah (Persero) Tbk Kundur	INDONESIA

Tin	PT Timah (Persero) Tbk Mentok	INDONESIA

Tin	PT Pelat Timah Nusantara Tbk	INDONESIA

Tin	PT Tinindo Inter Nusa	INDONESIA

Tin	PT Tommy Utama	INDONESIA

Tin	PT Yinchendo Mining Industry	INDONESIA

Tin	Rui Da Hung	TAIWAN, PROVINCE OF CHINA

Tin	Semco?	Unknown

Tin	shen zhen qi xiang da hua gong gong si	CHINA

Tin	Shen Zhen Rui Yun Feng Industry Co.,Ltd	CHINA

Tin	Shen Zhen Anchen solder products co.,Ltd.	CHINA

Tin	SHENZHEN HONGCHANG METAL MANUFACTURING FACTORY.	CHINA

Tin	Shenzhen keaixin Technology	CHINA

Tin	SHENZHEN RED CLOUD CROWN TIN LIMITED	CHINA

Tin	Shenzhen Yi Cheng Industrial	CHINA

Page 16 of 22 Pages	30 May 2017

Metal (*)	Smelter Name (*)	Smelter Country (*)

Tin	Sichuan Guanghan Jiangnan casting smelters	CHINA

Tin	Soft Metais Ltda.	BRAZIL

Tin	SOLNET METAL	MALAYSIA

Tin	SUZHOU NUONENGDA CHEMICAL CO.,LTD	CHINA

Tin	Taicang City Nancang Metal Material Co., Ltd	CHINA

Tin	High-Tech Co., Ltd. Taiwan	Unknown

Tin	Taiwan Huanliang	INDONESIA

Tin	tai wan qing gao qi ye you xian gong si	Unknown

Tin	Thaisarco	THAILAND

Tin	Gejiu Yunxin Nonferrous Electrolysis Co., Ltd.	CHINA

Tin	Three green surface technology limited company	CHINA

Tin	Tianshui ling bo technology co., Ltd	CHINA

Tin	TIN PLATING GEJIU	CHINA

Tin	TOP-TEAM TECHNOLOGY(SHEN ZHEN)LIMITED	CHINA

Tin	UNIFORCE METAL INDUSTRIAL CORP.	Unknown

Tin	Untracore Co.,Ltd.	SINGAPORE

Tin	VQB Mineral and Trading Group JSC	VIET NAM

Tin	Wang Yu Manufacturing Co. Ltd.	CHINA

Tin	White Solder Metalurgia e Mineração Ltda.	BRAZIL

Tin	Westmetall GmbH & Co.KG	GERMANY

Tin	Wu Xi Shi Yi Zheng Ji Xie She Bei Company	CHINA

Tin	Wuxi Lantronic Electronic Co Ltd	CHINA

Tin	Xia Yi Metal Industries (shares) Ltd.	CHINA

Tin	Xianghualing Tin Minerals	CHINA

Tin	Xin Furukawa Metal ( Wuxi ) Co., Ltd.	CHINA

Tin	YAO ZHANG ENTERPRISE CO., LTD.	CHINA

Tin	Yifeng Tin	CHINA

Tin	Yiquan Manufacturing	CHINA

Tin	Yunnan Chengfeng Non-ferrous Metals Co., Ltd.	CHINA

Tin	Yunnan Chengo Electric Smelting Plant	CHINA

Tin	Gejiu Jin Ye Mineral Co., Ltd.	CHINA

Tin	Yunnan Industrial Co., Ltd.	CHINA

Tin	Yunnan Tin Company Limited	CHINA

Tin	yun nan xi ye gufen youxian gongsi	CHINA

Tin	Zhangzhou Xiangcheng Hongyu Building Co., Ltd.	CHINA

Tin	ZHEJIANG HUANGYAN XINQIAN ELECTRICAL EQUIPMENT FITTING FACTORY	CHINA

Tin	ZHEJIANG STRONG SOLDER MATERIALS	CHINA

Tin	Zhuhai Horyison Solder Co.,Ltd	CHINA

Tin	Zhuhai Quanjia	CHINA

Tin	Zu Hai Haiyuxin Tin Products Co., Ltd.	CHINA

Tin	Dr. soldering tin products Co., Ltd.	CHINA

Tin	GuangDong Jiatian Stannum Products Co., Ltd	CHINA

Tin	PT HANJAYA PERKASA METALS	INDONESIA

Tin	Hulterworth Smelter	JAPAN

Tin	Kewei Tin Co.,ltd	CHINA

Page 17 of 22 Pages	30 May 2017

Metal (*)	Smelter Name (*)	Smelter Country (*)

Tin	LANGFANG BONDTRON ELECTRONIC MATERIALS CO., LTD.(Smelter Not Listed)	CHINA

Tin	LMD	CHINA

Tin	Misue Tin Smelter and Refinery	PERU

Tin	NINGBO CITY CHANGZHEN COPPER CO.,LTD	CHINA

Tin	Seju Industry	JAPAN

Tin	Shenzhen Qi Xiang da Hua Gong Gong Si	CHINA

Tin	ZHEJIANG KEYU METAL MATERIAL CO.,LTD	CHINA

Tin	Nihonhanda Co., Ltd.	JAPAN

Tin	CV Venus Inti Perkasa	INDONESIA

Tin	Magnu’s Minerais Metais e Ligas Ltda.	BRAZIL

Tin	NANTONG CHUN YUAN ELECTRONICSIND CO., LTD.	CHINA

Tin	PT Singkep Times Utama	INDONESIA

Tin	PT Tirus Putra Mandiri	INDONESIA

Tin	PT Wahana Perkit Jaya	INDONESIA

Tin	Wonil Metal Co Ltd	Unknown

Tin	Melt Metais e Ligas S.A.	BRAZIL

Tin	PT ATD Makmur Mandiri Jaya	INDONESIA

Tin	Phoenix Metal Ltd.	RWANDA

Tin	O.M. Manufacturing Philippines, Inc.	PHILIPPINES
Tin	PT Inti Stania Prima	INDONESIA

Tin	CV Ayi Jaya	INDONESIA

Tin	Electro-Mechanical Facility of the Cao Bang Minerals & Metallurgy Joint Stock Company	VIET NAM

Tin	Nghe Tinh Non-Ferrous Metals Joint Stock Company	VIET NAM

Tin	Tuyen Quang Non-Ferrous Metals Joint Stock Company	VIET NAM

Tin	CV Dua Sekawan	INDONESIA

Tin	CV Tiga Sekawan	INDONESIA

Tin	Hongqiao Metals (Kunshan) Co., Ltd.	CHINA

Tin	PT Cipta Persada Mulia	INDONESIA

Tin	An Vinh Joint Stock Mineral Processing Company	VIET NAM

Tin	Resind Indústria e Comércio Ltda.	BRAZIL

Tin	ACuPowder International, LLC	Unknown
Tin	Angelcast Enterprise Co., Ltd.	Unknown

Tin	Suzhou Co. Ltd.	CHINA

Tin	PT O.M. Indonesia	INDONESIA

Tin	Metallo-Chimique N.V.	BELGIUM

Tin	Elmet S.L.U.	SPAIN

Tin	PT Bangka Prima Tin	INDONESIA

Tin	S. Izaguirre	SPAIN

Tin	Exim Americana	MEXICO

Tin	MARCO METALES DE MEXICO,S. DE R.L. DE C.V.	MEXICO

Tin	IRM	CANADA

Tin	Arco Alloys	Unknown

Tin	PT Sukses Inti Makmur	INDONESIA

Page 18 of 22 Pages	30 May 2017

Metal (*)	Smelter Name (*)	Smelter Country (*)

Tin	Jiangxi Yaosheng Tungsten Co., Ltd.	CHINA

Tin	An Thai Minerals Co., Ltd.	VIET NAM

Tin	PT Kijang Jaya Mandiri	INDONESIA

Tin	HuiChang Hill Tin Industry Co., Ltd.	CHINA

Tin	Gejiu Fengming Metallurgy Chemical Plant	CHINA

Tin	Guanyang Guida Nonferrous Metal Smelting Plant	CHINA

Tin	Gejiu Jinye Mineral Company	CHINA

Tin	Metallo Chimique	BELGIUM

Tin	5N PLUS UK ltd	UNITED KINGDOM

Tin	A.M.P.E.R.E. Deutsch	GERMANY

Tin	AFICA	FRANCE

Tin	AIM	CANADA

Tin	ALLTECH METAL	FRANCE

Tin	Alpha Metals (Taiwan) Inc.	TAIWAN

Tin	American Iron and Metal	CANADA

Tin	AMPERE	FRANCE

Tin	An Xin Xuan Xin Yue You Se Jin Shu Co. Ltd.	CHINA

Tin	asahi pretec	JAPAN

Tin	Atlas Pacific	Unknown

Tin	Atlas Pacific	UNITED STATES

Tin	AURA-II	Unknown

Tin	AURA-II	UNITED STATES

Tin	Aurubis Netherlands	NETHERLANDS

Tin	B T Solders Pvt Ltd	INDIA

Tin	BALVER ZINN	GERMANY

Tin	BALVER ZINN Josef Jo	GERMANY

Tin	Best Metais e Solda	BRAZIL

Tin	CFC Cooperativa dos Fundidores de Cassiterita da Amazonia Ltda.	BRAZIL

Tin	Chemtreat Consultant	INDIA

Tin	CHIA FAR	Unknown

Tin	China Minmetals	CHINA

Tin	China Minmetals Corporation	CHINA

Tin	CIMSA, S.A.	SPAIN

Tin	CINTAS METALICAS S.A	SPAIN

Tin	Colonial Metals	Unknown

Tin	COPPER 100	BRAZIL

Tin	Dr.ing.Max Schloette	GERMANY

Tin	Eagle Brass	Unknown

Tin	Egli Fischer	SWITZERLAND

Tin	Electroloy Metal (Shenzhen) Co. ltd.	CHINA

Tin	Eximental S.A.	ARGENTINA

Tin	Furukawa Electric	JAPAN

Tin	GA AVRIL	Unknown

Tin	Global Advanced Metals	AUSTRALIA

Tin	Global Advanced Metals Pty Ltd	AUSTRALIA

Tin	Guangxi Huaxi Group Co.,Ltd	CHINA

Tin	H. Kramer & Co.	Unknown

Page 19 of 22 Pages	30 May 2017

Metal (*)	Smelter Name (*)	Smelter Country (*)

Tin	H. Kramer & Co.	UNITED STATES

Tin	Hawkins, Inc.	Unknown

Tin	Hayes Metals	NEW ZEALAND

Tin	Hayes Metals Pty Ltd	AUSTRALIA

Tin	Hayes Metals Pty Ltd	NEW ZEALAND

Tin	Hezhou Jinwei Tin Co., Ltd	CHINA

Tin	HongQiao metal parts	CHINA

Tin	HUAHONG CO., LTD	CHINA

Tin	Huanggang Tongding	CHINA

Tin	Huaxi Guangxi Group	CHINA

Tin	Huichang Xiaoshan Tin Co Ltd	CHINA

Tin	Hunan Xianghualing Tin Co. ltd	CHINA

Tin	i-TSCL	GERMANY

Tin	Impag AG	SWITZERLAND

Tin	Impag AG CH-Zürich	SWITZERLAND

Tin	Ind. Minera Mexico	MEXICO

Tin	Indonesia Tin Corp	INDONESIA

Tin	Indonesian State Tin	INDONESIA

Tin	Ing.Josef Kořínek	CZECH REPUBLIC

Tin	Jean Goldschmidt International	BELGIUM

Tin	Jewish Xinmao Tin Co., Ltd.	CHINA

Tin	KARAS PLATING LTD	Unknown

Tin	KARAS PLATING LTD	UNITED KINGDOM

Tin	KIESOW DR. BRINKMANN	GERMANY

Tin	KME France	FRANCE

Tin	KME Germany	GERMANY

Tin	Koepp Schaum GmbH	GERMANY

Tin	KOVOHUTE PRIBRAM NASTUPNICKA, A.S.	CZECH REPUBLIC

Tin	Kunshan Chengli Tin Co., Ltd	CHINA

Tin	Kupol	RUSSIAN FEDERATION

Tin	Laibin Huaxi Smelting Co., Ltd	CHINA

Tin	M&R Claushuis BV	NETHERLANDS

Tin	MacDermid	Unknown

Tin	MacDermid	UNITED STATES

Tin	MacDermid GmbH	GERMANY

Tin	MANAAS MEYERLARGICAL	INDIA

Tin	MBO	FRANCE

Tin	MEDEKO CAST s.r.o.	Unknown

Tin	Metallum Metal Tradi	SWITZERLAND

Tin	Metallum Metal Trading AG	SWITZERLAND

Tin	Minchai Metal Indust	Unknown

Tin	Minchai Metal Indust	TAIWAN

Tin	Mineral-Metal s.r.o.	CZECH REPUBLIC

Tin	Minmetals Ganzhou Tin Co. Ltd	CHINA

Tin	Mitsubishi Materials	JAPAN

Tin	Monette	GERMANY

Tin	Nathan Trotter & Co.	UNITED STATES

Tin	Nathan Trotter & Co.	Unknown

Tin	Neuhaus	GERMANY

Page 20 of 22 Pages	30 May 2017

Metal (*)	Smelter Name (*)	Smelter Country (*)

Tin	Nohon Superior Co.,	JAPAN

Tin	Norteña de Metales, SA	SPAIN

Tin	Operaciones Metalugicas SA.	INDONESIA

Tin	Paranapanema S/A	BRAZIL

Tin	PIREKS	TURKEY

Tin	Prifer Com de Sucata	BRAZIL

Tin	REYNOLDS	FRANCE

Tin	Rohm & Haas	GERMANY

Tin	Rohm and Haas	GERMANY

Tin	SAN-ETSU METALS	JAPAN

Tin	SARBAK	TURKEY

Tin	Schloetter Co. Ltd	UNITED KINGDOM

Tin	Senju Metal Industry Co., Ltd.	MALAYSIA

Tin	Senju Metal Industry Co., Ltd.	JAPAN

Tin	SENJU METAL INDUSTRY CO.,LTD.	MALAYSIA

Tin	Sevotrans	GERMANY

Tin	Shan Tou Shi Yong Yuan Jin Shu Zai Sheng Co. Ltd	CHINA

Tin	Shanghai Hubao Coppe	CHINA

Tin	Sipi Metals Corp	Unknown

Tin	Sizer Metals PTE	SINGAPORE

Tin	SIZER METALS PTE LTD	SINGAPORE

Tin	Smclting&Refining	THAILAND

Tin	Solar Applied materials	TAIWAN

Tin	SORIMETAL	FRANCE

Tin	Sumisho Material Corp.	JAPAN

Tin	Super Dragon Technology Co. Ltd.	TAIWAN

Tin	Super Ligas	BRAZIL

Tin	Superior Technology 9Shenzen) Co. Ltd.	CHINA

Tin	swissmetal	SWITZERLAND

Tin	Swopes Salvage	UNITED STATES

Tin	Swopes Salvage	Unknown

Tin	Technic	UNITED STATES

Tin	Technic	Unknown

Tin	Teck Metals Ltd	CANADA

Tin	Termomecanica	BRAZIL

Tin	Thailand Smelting	THAILAND

Tin	ThyssenKrupp	GERMANY

Tin	TODINI AND CO SPA	ITALY

Tin	Ton Yi Industrial Corporation	TAIWAN

Tin	Traxys	FRANCE

Tin	Univertical Corp	UNITED STATES

Tin	Univertical Corp	Unknown

Tin	Vitkovicke slevarny	CZECH REPUBLIC

Tin	Watanabe Plating co.	JAPAN

Tin	Westfalenzinn J. Jos	GERMANY

Tin	Wieland Metals	Unknown

Tin	Wieland Metals	UNITED STATES

Tin	Wilhelm Westmetall	GERMANY

Page 21 of 22 Pages	30 May 2017

Metal (*)	Smelter Name (*)	Smelter Country (*)

Tin	Winter Metalle GmbH	GERMANY

Tin	Wu Xi Shi Yi Sheng Ji Xie She Bei Company	CHINA

Tin	Xianghualing Tin Industry Co., Ltd.	CHINA

Tin	Ximao Tin Co. LTD	CHINA

Tin	Xinmao Xiye (Tin Company)	CHINA

Tin	Yantai Zhaojin Precious Metals Co., Ltd.	CHINA

Tin	Yunnan Gejiu Jinye Minerals	CHINA

Tin	Zhongshan Jinye Smelting Co., Ltd	CHINA

Tin	天津互地环保科技有限公司	CHINA

Tin	Super Ligas	BRAZIL

Tin	Xinmao Xiye (Tin Company)	CHINA

Tin	Yunnan Gejiu Jinye Minerals	CHINA

Page 22 of 22 Pages	30 May 2017